                                 NEWS RELEASE
1801 E. St. Andrew Place, Santa Ana, CA  92705                                                                                                 FOR IMMEDIATE RELEASE
(714) 466-1100 Fax (714) 466-5800                                                                                    Company Contact:                    Kevin Michaels
                                                                  (714) 466-1608

POWERWAVE TECHNOLOGIES
PROVIDES THIRD QUARTER UPDATE
AND CONFERENCE CALL INFORMATION

SANTA ANA, Calif., October 18, 2011 – Powerwave Technologies, Inc. (NASDAQ:PWAV), a global supplier of end-to-end solutions for wireless communications networks, today provided preliminary revenue estimates for its fiscal third quarter ended October 2, 2011.  Powerwave announced that it anticipates that revenues for its fiscal third quarter ended October 2, 2011 will be in the range of $75 million to $79 million.  Powerwave will release its financial results for the third quarter on November 1, 2011 after the market closes.

“Our third quarter revenues were impacted by several factors, which included a significant slowdown in spending by North American network operators, a significant reduction in activity with our original equipment manufacturing customers, coupled with further weakness in several international markets, including Western and Eastern Europe, and the Middle East,” stated Ronald Buschur, President and Chief Executive Officer of Powerwave Technologies.  “From a global perspective, we believe that the current economic environment has caused operators to reduce or postpone their spending plans for the near term while they evaluate the macro-economic pressures in each individual market.  The Middle East market has been significantly impacted by the political unrest throughout the region.  In addition, in the North American market we believe that the uncertainty arising from the government’s recent opposition to the proposed merger of AT&T and T-Mobile, has led to delays in spending as these operators re-evaluate their capital spending plans.  All of these factors, combined together, have had a significant impact on our third quarter revenues.  While near term visibility remains difficult in our markets, we continue to believe that the long-term demand for improvements in wireless infrastructure remain strong, as global demand for data continues and wireless network operators continue to promote their plans to improve existing coverage and add additional capacity, in the form of 4G capabilities, to wireless networks across the globe.  We believe that Powerwave remains positioned to build upon and capture the long-term growth opportunities that are in the wireless infrastructure marketplace.”

Company to Host Conference Call

Powerwave will host a live conference call at 5:30 p.m. eastern time Tuesday, October 18, 2011 to discuss today’s announcement.  To access the conference call, please dial (617) 801-9715 and enter reservation number 51746507.  The call will be simultaneously webcast on Powerwave’s investor relations website, which can be accessed at www.powerwave.com and select the Powerwave Technologies Q3 update conference call.  A replay of the Webcast will be available beginning approximately three hours after completion of the initial Webcast.  Additionally, an audio playback of the conference call will be available at approximately three hours after the call by calling (617) 801-6888 and entering reservation number 29755660.

Company Background

Powerwave Technologies, Inc., is a global supplier of end-to-end wireless solutions for wireless communications networks.  Powerwave designs, manufactures and markets a comprehensive suite of wireless solutions, including antennas, base station products and advanced coverage solutions, utilized in all major wireless network protocols and frequencies, including Next Generation Networks in 4G technology, such as LTE and WiMAX.  Corporate headquarters are located at 1801 E. St. Andrew Place, Santa Ana, Calif. 92705.  For more information on Powerwave’s advanced wireless coverage and capacity solutions, please call (888)-PWR-WAVE  (797-9283) or visit our web site at www.powerwave.com.  Powerwave, Powerwave Technologies and the Powerwave logo are registered trademarks of Powerwave Technologies, Inc.

Forward-Looking Statements

The foregoing statements regarding Powerwave’s anticipated revenues for the fiscal third quarter of 2011,  long-term demand for improvements within the wireless communications infrastructure industry, and Powerwave’s ability to capitalize on such opportunities are “forward-looking statements” within the meaning of Section 27A of the Securities Act, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Reform Act of 1995.  Final revenues for the third fiscal quarter of 2011 are subject to Powerwave’s quarterly financial review procedures and consolidation of the Company’s financial results, and therefore, final revenues for the third quarter may end up being different from what is currently anticipated.  The forward-looking statements contained in this press release are based on information available to Powerwave as of the date of this press release and management’s views and assumptions regarding future events and business performance as of the date of this press release and are subject to risks and uncertainties which could cause our actual results to differ materially from those projected or implied.  Such potential risks and uncertainties include, but are not limited to, in no particular order:  our ability to increase sales; our reliance on a limited number of customers; delays or cancellations of wireless network capacity expansions and buildouts for both existing 2G and 2.5G networks, 3G and 4G networks; macroeconomic factors that may negatively influence the demand for wireless communications infrastructure and thereby reduce demand for our products; uncertainty and delays regarding the proposed merger of AT&T and T-Mobile may result in reduced demand from these customers; future consolidation of our customers may reduce demand for our products;  our ability to achieve manufacturing cost reductions and operating expense reductions; our ability to generate positive cash flow; wireless network operators may decide to not continue to deploy infrastructure equipment in the quantities that we expect; we require continued success in the design of new wireless infrastructure products and such products must be manufacturable and of good quality and reliability; we are not able to increase our prices to cover our exposure to raw material and freight price increases; our dependence on single source suppliers for certain key components used in our products exposes us to potential material shortages; component shortages or difficulties in obtaining components in the quantities required to meet customer demands; our business requires continued favorable business conditions and growth in the wireless communications market.  Powerwave emphasizes that its reported financial performance and period to period comparisons are not necessarily indicative of the results that may be expected in the future and Powerwave believes that such comparisons cannot be relied upon as indicators of future performance.  Powerwave also emphasizes that the market price of its Common Stock has exhibited high levels of volatility and therefore may not be suitable for all investors.  More detailed information on these and additional factors which could affect Powerwave’s operating and financial results and the price of Powerwave’s common stock are described in Powerwave’s Form 10-K, for the fiscal year ended January 2, 2011, and its Form 10-Q, for the quarterly period ended July 3, 2011, both of which were filed with the Securities and Exchange Commission, and other risks detailed from time to time in Powerwave’s reports filed with the Securities and Exchange Commission.  Powerwave urges all interested parties to read these reports to gain a better understanding of the many business and other risks that Powerwave faces.  Powerwave expressly disclaims any intent or obligation to update any forward looking statements, whether as a result of new information, future events or otherwise, after the date of this press release to conform such statements to actual results or to changes in our opinions or expectations except as required by applicable law or the rules of the NASDAQ Stock Market.
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